Annual Meeting of Shareholders April 30, 2025 Exhibit 99.1

Forward-Looking Statements and Use of Non-GAAP Measures Unitil Corporation 6 Liberty Lane West Hampton, NH 03842-1720 1-888-301-7700 www.unitil.com NYSE Ticker: UTL Transfer Agent Computershare P.O. Box 43078 Providence RI 02940-3078 800-736-3001 Investor Relations 800-999-6501 InvestorRelations@unitil.com SLIDE This presentation contains “forward-looking statements” including within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this presentation are forward-looking statements. These forward-looking statements include statements regarding Unitil Corporation and its subsidiaries’ financial condition, results of operations, capital expenditures, business strategy, regulatory strategy, market opportunities, and other plans and objectives. In some cases, forward-looking statements can be identified by words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue”, the negative of such terms, or other comparable terminology. In this presentation, “Unitil,” the “Company”, “we”, “us”, “our” and similar terms refer to Unitil Corporation and its subsidiaries, unless the context requires otherwise. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that could cause the actual results to differ materially from those set forth in the forward-looking statements. Those risks and uncertainties include: numerous hazards and operating risks relating to the Company’s electric and natural gas distribution activities, which could result in accidents and other operating risks and costs; fluctuations in the supply of, demand for, and the prices of, electric and gas energy commodities and transmission and transportation capacity and the Company’s ability to recover energy supply costs in its rates; catastrophic events; cyber-attacks, acts of terrorism, acts of war, severe weather, a solar event, an electromagnetic event, a natural disaster, the age and condition of information technology assets, human error, or other factors could disrupt the Company’s operations and cause the Company to incur unanticipated losses and expense; outsourcing of services to third parties could expose us to substandard quality of service delivery or substandard deliverables, which may result in missed deadlines or other timeliness issues, non-compliance (including with applicable legal requirements and industry standards) or reputational harm, which could negatively affect the Company’s results of operations; unforeseen or changing circumstances, which could adversely affect the reduction of Company-wide direct greenhouse gas emissions; the Company’s regulatory and legislative environment (including laws and regulations relating to climate change, greenhouse gas emissions and other environmental matters) could affect the rates the Company is able to charge, the Company’s authorized rate of return, the Company’s ability to recover costs in its rates, the Company’s financial condition, results of operations and cash flows, and the scope of the Company’s regulated activities; general economic conditions, which could adversely affect (i) the Company’s customers and, consequently, the demand for the Company’s distribution services, (ii) the availability of credit and liquidity resources, and (iii) certain of the Company’s counterparty’s obligations (including those of its insurers and lenders); the Company’s ability to obtain debt or equity financing on acceptable terms; increases in interest rates, which could increase the Company’s interest expense; the Company’s payment of dividends in the future; declines in capital markets valuations, which could require the Company to make substantial cash contributions to cover its pension obligations, and the Company’s ability to recover pension obligation costs in its rates; the Company’s ability to consummate acquisitions or other strategic transactions, to successfully integrate any acquired assets or business, or derive value from strategic transactions and investment; restrictive covenants contained in the terms of the Company’s and its subsidiaries’ indebtedness, which restrict certain aspects of the Company’s business operations; customers’ preferred energy sources; severe storms and the Company’s ability to recover storm costs in its rates; variations in weather, which could decrease demand for the Company’s distribution services; long-term global climate change, which could adversely affect customer demand or cause extreme weather events that could disrupt the Company’s electric and natural gas distribution services; macroeconomic events, including the imposition of tariffs; employee workforce factors, including the ability to attract and retain key personnel; the Company’s ability to retain its existing customers and attract new customers; increased competition; other presently known or unforeseen factors; and other risks detailed in Unitil Corporation’s filings with the Securities and Exchange Commission, including those appearing under the caption "Risk Factors" in Unitil Corporation’s most recently filed Annual Report on Form 10-K. Readers should not place undue reliance on any forward looking statements. Many of these risks are beyond the Company’s control. Any forward-looking statements speak only as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events, except as required by law. New factors emerge from time to time, and it is not possible for the Company to predict all such factors, nor can the Company assess the effect of any such factor on its business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. This presentation contains Non-GAAP measures. The Company’s management believes these measures are useful in evaluating its performance. Reconciliations of Non-GAAP financial measures to the most directly comparable GAAP financial measures can be found herein.

SLIDE 86,600 Natural Gas Customers Local distributor of electricity and natural gas in attractive service areas along the New Hampshire and Maine Seacoast Fully regulated electric and gas operations Growing customer base supported by strong regional economic growth Continuing price advantage over competing fuels Robust investment opportunities in electric and natural gas infrastructure Grid modernization, resiliency, and renewable resource investments are well-aligned with climate policies Timely recovery of capital investments Stable long-term expected earnings and dividend growth Distribution revenues largely decoupled from sales volumes Earnings unaffected by commodity cost fluctuations Supportive regulatory outcomes Compelling investor value proposition Low-risk expected earnings and dividend growth Sustainable long-term organic growth opportunities Proven track record of financial, operating, and strategic performance About Unitil Pure play regulated utility creating long-term sustainable value

Delivering on Our Commitments Strong financial, operational and strategic execution Top-ranked customer satisfaction in the eastern United States Employee safety within the top third of utility peers Top-quartile electric reliability for the third consecutive year Best-in-class gas emergency response Northeast Gas Association’s 2024 PSMS Excellence in Safety Award ü Record Financial Results Record Net Income of $47.1 million or $2.93 per share Adjusted EPS of $2.97 excluding transaction costs(1) GAAP ROE of 9.4%; fully earned our authorized regulated returns Increased dividend by 5.9% to $1.80 on an annualized basis Dividend payout firmly within target ratio of 55% - 65% ü Operational Excellence ü Robust Long-Term Outlook Long-term guidance of 5% - 7% growth in earnings per share Expected long-term rate base growth of 6.5% - 8.5% Acquisitions expected to be earnings accretive over the long-term Stable credit outlook; S&P assesses business risk profile as “excellent” Credit metrics well above peer averages; Long-Term FFO/Debt Target 17% - 19% SLIDE Adjusted Net Income and Adjusted EPS are non-GAAP financial measures, reconciliations from non-GAAP financial measures to GAAP financial measures are provided at the end of the presentation

Customer satisfaction remains well above regional and national peers Being a Company You Can Trust 10TH OUT OF 127 UTILITIES Being Responsive 5TH OUT OF 121 UTILITIES Showing Concern and Caring 7TH OUT OF 121 UTILITIES Having Knowledgeable and Well-trained Employees 4TH OUT OF 121 UTILITIES Having Friendly Employees 2ND OUT OF 118 UTILITIES Customer Satisfaction Consistently Exceeds Peers 1ST OUT OF 8 NORTHEAST UTILITIES 90% OVERALL CUSTOMER SATISFACTION 1ST OUT OF 23 EASTERN UTILITIES SLIDE Exceptional Customer Service

Operational Excellence Consecutive years of outstanding electric reliability and gas emergency response Electric Reliability (Average annual outage time in minutes) Gas Emergency Response (Average response time in minutes) 3-Year Average 3-Year Average Top Quartile Electric Reliability Three consecutive years of top quartile electric service reliability Best-in-Class Gas Emergency Response Ranked among the top companies in the nation for gas emergency response Pipeline Safety Management Awarded the Northeast Gas Association’s 2024 PSMS Excellence in Safety Award SLIDE

Corporate Sustainability Sustainability and Responsibility are core elements of Unitil’s Respect, Integrity, Stewardship, Excellence values SLIDE Recognized as one of New Hampshire’s “Best Companies to Work For” for the third consecutive year. People Our solar facility in Kingston, New Hampshire, is the largest solar energy project in the state of New Hampshire, producing enough electricity to power over 1,200 homes. The project is the first in our plans to develop up to 18 MW of Company-owned solar by 2030. Kingston Solar Array 9.7million kilowatt hours generated annually 5 MW photovoltaic (PV) solar facility $2 million estimated savings for customers Climate 2024 Climate and Energy Award New Hampshire Businesses for Social Responsibility Measure What Matters Award Climate and Energy Category | Business NH Magazine Nominated for Energy Champion Award Project of the Year Category | Clean Energy New Hampshire

Significant Organic Investment Opportunities Actual and Forecast Capital Investment Consolidated Rate Base(2) Consolidated ROACE(3) 7.1% CAGR $ in millions $ in millions SLIDE Increasing capital investment to expand, upgrade and modernize utility infrastructure Five-year capital investment of approximately $1 billion ~7.7% increase over previous 5-year forecast Forecast excludes recent acquisitions(1) Capital investments at Bangor Natural Gas and Maine Natural Gas will be incorporated into future budgets Rate Base figures include estimates and approximations that are typically settled or litigated in rate cases Return on Average Common Equity; excludes one-time gain from Usource divestiture in 2019

Natural Gas Acquisitions SLIDE Tuck-in acquisitions at attractive valuations complement existing gas operations in Maine Recent Energy Prices (residential) Natural Gas $17 per MMBtu Fuel Oil $26 per MMBtu Propane $40 per MMBtu Maine has the highest percentage of homes heated with fuel oil in the nation Source: U.S. Census Bureau, American Community Survey, Selected Housing Characteristics, 2022 Fully regulated local distribution companies 15,000 new natural gas customers 580 miles of distribution and 9 miles of transmission pipelines 2024 year-end rate base of ~$128 million, ~11% of UTL pre-acquisition rate base Fully modern systems; less expensive to buy than to build Attractive service areas in densely populated communities Strong customer growth of 4% - 5% annually Well-managed operations Synergies with existing operations Acquisition Highlights Unitil will serve communities representing over 40% of Maine’s total population “We believe shareholders will materially benefit from Unitil’s "GARP" strategy, as its portfolio of future investment opportunities expands.” -- Michael Gaugler, Janney Montgomery Scott

Acquisitions Enhance Growth Profile 11% Rate Base Increase 15% Gas Margin Increase 17% Gas Customer Increase 9% EBITDA Increase Acquisitions will accelerate long-term EPS and Rate Base growth without increasing customer bills Accelerating Rate Base Growth > 9.0% CAGR with acquisitions BNG and MNG acquisitions are expected to be earnings accretive over the long-term SLIDE Total Shareholder Return assumes dividend yield of 3.0% and a constant Price-to-Earnings ratio Long-Term Guidance EPS Growth 5.0% - 7.0% Rate Base Growth 6.5% - 8.5% Total Shareholder Return 8.0% - 10.0%(1)

Financial Discipline

Maintaining our strong balance sheet is a core objective

Responsible Financing Plan

- Capital investments funded principally by Cash Flow From Operations
- Limited refinancing risk and no variable rate long-term debt

Investment Grade Rating

- S&P issuer rating of BBB+ for Unitil
- Moody's issuer rating of Baa1 for distribution subsidiaries
  - Baa2 for Granite State Gas and Unitil Corporation
- Current metrics are strong for Unitil's credit ratings

Strong Credit Metrics Support Investment Grade Ratings

	Unitil	Peer Average	Forward Looking Expectation
FFO / Debt[1]	*18.1%*	*15.3%*	*17% - 19%*
Debt / EBITDA[1]	*4.4x*	*5.4x*	*<5.0x*
Equity Ratio[2]	*~44%*	*~45%*	*45% - 50%*

(1) Most recent data per S&P Ratings 360; includes S&P rating adjustments
(2) Most recent data available per S&P Capital IQ.

Long-Term Financing Sources


Equity, 13%
Debt, 20%
CFFO, Less Dividends, 67%

- *Cash Flow From Operations less Dividends will fund majority of capital investment plan*
- *Debt is net of any refinancing of maturing long-term debt*
- *Equity includes funds raised through the Unitil Dividend Reinvestment Plan and external equity offerings*

Unitil
SLIDE 11

Sustainable Dividend Growth A sustainable and growing dividend is a key element of our investor proposition Reflects midpoint of 2025 guidance range of $3.01 -$3.17 per share excluding transaction costs and transition services associated with the acquisition of Bangor Natural Gas and Maine Natural Gas 2024 payout ratio calculated with Adjusted EPS of $2.97 excluding transaction costs associated with the acquisition of Bangor Natural Gas. Adjusted Net Income and EPS are non-GAAP financial measures Total Shareholder Return assumes dividend yield of 3.0%, growth of 5% - 7%, and a constant Price-to-Earnings ratio Expected Earnings Per Share Expected Dividends Per Share Earnings Per Share Growth Dividend Growth Aligned With EPS $3.09(1) $1.80 5% - 7% CAGR 5% - 7% CAGR Expected Annual Total Shareholder Return of 8% - 10%(3) Annualized Dividend $1.80 Per Share Steady, Predictable Shareholder Return 2024 Payout Ratio 57%(2) Dividend and Investment Sustainability Payout Ratio Target 55% - 65% Long-Term Outlook SLIDE

6.2% Book Value Annual Growth Recapping Long-Term Financial Performance Historical earnings growth at midpoint of long-term guidance Historical Earnings per Share(1)(2) 6.0% Earnings Per Share Annual Growth Payout Ratio decreased by approximately 30 percentage points 6.0% CAGR 7.5% Net Income Annual Growth 1.9x EPS Compared to 2013 1.9x Book Value Compared to 2013 57% Payout Ratio(2) Compared to 88% in 2013 2.2x Net Income Compared to 2013 Performance Over Last 11 Years 2019 excludes the after-tax gain on the divestiture of Usource 2024 payout ratio calculated based on Adjusted EPS of $2.97, which excludes transaction costs associated with the acquisition of Bangor Natural Gas. Adjusted Net Income and EPS are non-GAAP financial measures SLIDE

Compelling Value Proposition 5% - 7% Annual EPS Growth Long Term Guidance $1 Billion 5-Year Utility Capex Plan(2) 5% - 7% Annual Dividend Growth Aligned with EPS Growth 6.5% - 8.5% Annual Rate Base Growth(2) 8% - 10% Annual Total Return(1) Price Appreciation Plus Dividend 17% - 19% FFO/Debt Target Total Shareholder Return assumes dividend yield of 3.0%, growth of 5% - 7%, and a constant Price-to-Earnings ratio Forecasts of capital investments and rate base growth do not include acquisitions of Bangor Natural Gas or Maine Natural Gas SLIDE Driving sustainable growth through a disciplined, regulated strategy

Thank You! unitil.com/investors Unitil Corporation 6 Liberty Lane West Hampton, NH 03842-1720 1-888-301-7700 www.unitil.com NYSE Ticker: UTL Investor Relations 800-999-6501 InvestorRelations@unitil.com

86,600 Natural Gas Customers Appendix SLIDE

GAAP Reconciliation of Adjusted Earnings Twelve Months Ended December 31, 2024 SLIDE